Contacts:	Kathy Guinnessey (Investors/Analysts)
Wayne Roberts (Media)	guinnesseyk@dnb.com
wayne.roberts@porternovelli.com	973.921.5892
404.995.4533

D&B Announces First Quarter 2014 Results and Reaffirms Full Year 2014 Guidance

•	Core and total revenue up 1% year over year, before the effect of foreign exchange (flat after the effect of foreign exchange);

•	Diluted EPS before non-core gains and charges up 14% year over year; GAAP diluted EPS up 75%, due to a non-core tax benefit;

•	Operating income before non-core gains and charges down 5% year over year; GAAP operating income down 6%.

Short Hills, NJ - April 29, 2014 - D&B (NYSE: DNB), the world's leading source of commercial information and insight on businesses, today reported results for the first quarter ended March 31, 2014.

“We started the year in the right direction with first quarter results in line with our expectations. We’ve also started investing in our strategy to deliver indispensable content to customers through modern channels, to put us on a path towards long term sustainable growth,” stated D&B’s President and CEO, Bob Carrigan. “Recent acquisitions and the addition of a new alliance partner represent important steps towards achieving our goals. I am pleased with our early progress and our whole team is committed and energized to make D&B stronger than ever.”

First Quarter 2014 Segment Results

North America

•	Core and total revenue were $279.0 million, down 1%, year over year, before the effect of foreign exchange (down 2% after the effect of foreign exchange).

•	Operating income was $78.0 million, down 9%, year over year.

Asia Pacific

•	Core revenue was $41.7 million, up 11%, year over year, before the effect of foreign exchange (up 2% after the effect of foreign exchange).

•	Total revenue was $41.7 million, up 10%, year over year, before the effect of foreign exchange (up 1% after the effect of foreign exchange).

•
Operating income before non-core gains and charges was $6.2 million, compared to $2.5 million from the prior year similar period. On a GAAP basis, operating income was $6.2 million, compared to $2.4 million from the prior year similar period.

Europe & Other International Markets

•	Core revenue was $61.1 million, up 6%, year over year, before the effect of foreign exchange (up 9% after the effect of foreign exchange).

•	Total revenue was $61.2 million, up 5%, year over year, before the effect of foreign exchange (up 9% after the effect of foreign exchange).

•	Operating income was $16.7 million, up 19%, year over year.

Free Cash Flow

•	Free cash flow for the first three months of 2014 was $148.5 million; Net cash provided by operating activities for the first three months of 2014 was $160.5 million.

See attached Schedules 3, 4 and 5 for additional detail.
Schedule 5 provides a reconciliation to GAAP, as well as the definitions of the non-GAAP financial measures that the Company uses to evaluate the business.

Share Repurchases

•
We repurchased approximately 0.8 million shares for $85.0 million under the Company’s discretionary repurchase program and approximately 0.1 million shares for $13.0 million to offset the dilutive effect of shares issued under employee benefit plans.

Deferred Revenue

•
Deferred revenue as of March 31, 2014 for the total Company was down 1%, year over year, at $628.2 million; North America was down 3%, year over year, and total International was up 8%, year over year.

Full Year 2014 Guidance

D&B today reaffirmed its financial guidance for the full year 2014:

•	Core revenue growth of flat to up 3%, before the effect of foreign exchange;

•	Operating income decline of 5% to 9%, before non-core gains and charges;

•	Diluted EPS decline of 1% to 5%, before non-core gains and charges; and

•	Free cash flow of $250 million to $280 million, which excludes the impact of legacy tax matters and any potential regulatory fines associated with our China operations.

D&B does not provide guidance on a GAAP basis because D&B is unable to predict, with reasonable certainty, the future movement of foreign exchange rates or the future impact of non-core gains and charges, such as restructuring charges, legacy tax matters, and the Company’s ongoing China investigation, which are a component of the most comparable financial measures calculated in accordance with GAAP. Non-core gains and charges are uncertain and will depend on several factors, including industry conditions, and could be material to D&B's results computed in accordance with GAAP.

Use of Non-GAAP Financial Measures

In addition to reporting GAAP results, the Company reports results before restructuring charges and other non-core gains and charges, such as legal and other professional expenses associated with the ongoing China investigation, because they do not reflect the Company’s underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations.

D&B reports non-GAAP financial measures in this press release and the schedules attached. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - How We Manage Our Business” in the Company’s Annual Report on Form 10-K for the year ending December 31, 2013, filed February 28, 2014 with the SEC, for a discussion of how the Company defines these measures, why it uses them and why it believes they provide useful information to investors. Additionally, these measures are defined in Schedule 5 attached to this press release.

First Quarter 2014 Teleconference

As previously announced, D&B will review its first quarter financial results in a conference call with the investment community on Wednesday, April 30, 2014, at 8 a.m. ET. Live audio, as well as a replay of the conference call, will be accessible on D&B's Investor Relations Web site at http://investor.dnb.com.

**************

About Dun & Bradstreet® (D&B)
The Dun & Bradstreet Corporation is the world's leading source of commercial data, analytics and insight on businesses, or “content.” Our global commercial database contains more than 235 million business records. We transform commercial data into valuable insight which is the foundation of our global solutions that customers rely on to make critical business decisions.

D&B provides solution sets that meet a diverse set of customer needs globally. Customers use D&B Risk Management Solutions™ to mitigate credit and supplier risk, increase cash flow and drive increased profitability, and D&B Sales & Marketing Solutions™ to provide data management capabilities that provide effective and cost efficient marketing solutions to increase revenue from new and existing customers.

For more information, please visit www.dnb.com.

Forward-Looking and Cautionary Statements
The statements in this press release that do not relate to historical facts may be forward-looking statements. These include, without limitation, any statements related to financial guidance or strategic goals. Forward-looking statements are inherently uncertain and are subject to a number of risks and uncertainties that could cause actual results and outcomes to be materially different from those indicated by the forward-looking statements. These risks and uncertainties include, among others, (i) reliance on third parties to support critical components of our business model; (ii) the level and effectiveness of our technology investments; (iii) our ability to protect our information technology infrastructure against cyber attack and unauthorized access; (iv) risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; (v) customer demand for our products; (vi) the successful implementation of our business strategy; (vii) the integrity and security of our global database and data centers; (viii) our ability to maintain the integrity of our brand and reputation; (ix) our ability to renew large contracts and the related revenue recognition and timing thereof; (x) the impact of macro-economic challenges on our customers and vendors; (xi) efforts to balance government deficits; (xii) future laws or regulations with respect to the collection, compilation, storage, use and/or publication of information and adverse publicity or litigation concerning the commercial use of such information; (xiii) our ability to acquire and successfully integrate other businesses, products and technologies; (xiv) adherence by third-party members of our D&B Worldwide Network, or other third parties who license and sell under the D&B name, to our quality standards and to the renewal of their agreements with D&B; (xv) the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to acquire, use and/or redistribute data; and (xvi) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis,” “Legal Proceedings” and elsewhere in the Company’s most recent Annual Report on Form 10-K,

Quarterly Reports on Form 10-Q and the Company’s other reports or documents filed or furnished with the Securities and Exchange Commission. D&B cautions that the foregoing list of important risk factors is not complete and except as otherwise required by federal securities laws does not undertake any obligation to update any forward-looking statement.

The Dun & Bradstreet Corporation	Schedule 1
Consolidated Statement of Operations (unaudited) - GAAP Results

				Effects of
	Quarter Ended		AFX	Foreign	BFX
	March 31,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2014	2013	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

North America	$279.0	$283.2	(2)%	(1)%	(1)%

Asia Pacific	41.7	40.8	2%	(9)%	11%
Europe and Other International Markets	61.1	56.2	9%	3%	6%
International	102.8	97.0	6%	(2)%	8%

Core Revenue	$381.8	$380.2	0%	(1)%	1%

Divested and Other Business (1)	0.1	0.8	(88)%	(2)%	(86)%

Total Revenue	$381.9	$381.0	0%	(1)%	1%

Operating Income (Loss):

North America	$78.0	$86.0	(9)%

Asia Pacific (2)	6.2	2.4	N/M
Europe and Other International Markets	16.7	14.0	19%
International	22.9	16.4	39%

Corporate and Other (3)	(18.6)	(14.6)	(27)%

Total Operating Income (4)	82.3	87.8	(6)%

Interest Income	0.4	0.2	59%
Interest Expense	(10.6)	(9.9)	(7)%
Other Income (Expense) - Net (5)	(23.3)	(1.2)	N/M

Non-Operating Income (Expense) - Net	(33.5)	(10.9)	N/M

Income Before Provision for Income Taxes	48.8	76.9	(37)%

Less: Provision for Income Taxes	(36.7)	23.8	N/M
Equity in Net Income (Loss) of Affiliates	0.5	0.5	(2)%

Net Income	86.0	53.6	60%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(0.7)	(0.7)	1%

Net Income Attributable to D&B (6)	85.3	52.9	61%

Less: Allocation to Participating Securities	—	—	0%

Net Income Attributable to D&B Common Shareholders	$85.3	$52.9	61%

Basic Earnings Per Share of Common Stock Attributable to D&B Common Shareholders	$2.28	$1.30	75%

Diluted Earnings Per Share of Common Stock Attributable to D&B Common Shareholders (7)	$2.26	$1.29	75%

Weighted Average Number of Shares Outstanding:
Basic	37.4	40.6	8%
Diluted	37.7	40.9	8%

Operating Margins (Calculated on Total Revenue)

North America	28.0%	30.4%
Asia Pacific	14.9%	5.8%
Europe and Other International Markets	27.2%	24.9%
International	22.2%	16.8%
Total Company	21.6%	23.0%

Effective Tax Rate	N/M	31.0%
AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 5 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 2
Consolidated Statement of Operations (unaudited) - Before Non-Core Gains and Charges

				Effects of
	Quarter Ended		AFX	Foreign	BFX
	March 31,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2014	2013	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

North America	$279.0	$283.2	(2)%	(1)%	(1)%

Asia Pacific	41.7	40.8	2%	(9)%	11%
Europe and Other International Markets	61.1	56.2	9%	3%	6%
International	102.8	97.0	6%	(2)%	8%

Core Revenue	$381.8	$380.2	0%	(1)%	1%

Divested and Other Business (1)	0.1	0.8	(88)%	(2)%	(86)%

Total Revenue	$381.9	$381.0	0%	(1)%	1%

Operating Income (Loss):

North America	$78.0	$86.0	(9)%

Asia Pacific (2)	6.2	2.5	N/M
Europe and Other International Markets	16.7	14.0	19%
International	22.9	16.5	38%

Corporate and Other (3)	(13.4)	(10.7)	(25)%

Total Operating Income (4)	87.5	91.8	(5)%

Interest Income	0.4	0.2	59%
Interest Expense	(10.6)	(9.9)	(7)%
Other Income (Expense) - Net (5)	(1.7)	(1.3)	(19)%

Non-Operating Income (Expense) - Net	(11.9)	(11.0)	(8)%

Income Before Provision for Income Taxes	75.6	80.8	(6)%

Less: Provision for Income Taxes	17.2	24.9	31%
Equity in Net Income (Loss) of Affiliates	0.5	0.5	(2)%

Net Income	58.9	56.4	5%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest	(0.7)	(0.7)	1%

Net Income Attributable to D&B (6)	58.2	55.7	5%

Less: Allocation to Participating Securities	—	—	0%

Net Income Attributable to D&B Common Shareholders	$58.2	$55.7	5%

Basic Earnings Per Share of Common Stock Attributable to D&B Common Shareholders	$1.56	$1.37	14%

Diluted Earnings Per Share of Common Stock Attributable to D&B Common Shareholders (7)	$1.55	$1.36	14%

Weighted Average Number of Shares Outstanding:
Basic	37.4	40.6	8%
Diluted	37.7	40.9	8%

Operating Margins (Calculated on Total Revenue)

North America	28.0%	30.4%
Asia Pacific	14.9%	6.1%
Europe and Other International Markets	27.2%	24.9%
International	22.2%	17.0%
Total Company	22.9%	24.1%

Effective Tax Rate	22.7%	30.8%
AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 5 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited)

	Quarter Ended			Effects of
	March 31,		AFX	Foreign	BFX
			% Change	Exchange	% Change
Amounts in millions	2014	2013	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
North America:
Risk Management Solutions	$163.3	$166.0	(2)%	(1)%	(1)%
Sales & Marketing Solutions	115.7	117.2	(1)%	0%	(1)%
Subtotal Core Revenue	279.0	283.2	(2)%	(1)%	(1)%

Divested and Other Business[1]	—	—	N/M	N/M	N/M

Total North America Revenue	$279.0	$283.2	(2)%	(1)%	(1)%

Asia Pacific:
Risk Management Solutions	$36.7	$35.6	3%	(10)%	13%
Sales & Marketing Solutions	5.0	5.2	(4)%	(6)%	2%
Subtotal Core Revenue	41.7	40.8	2%	(9)%	11%

Divested and Other Business[1]	—	0.6	N/M	N/M	N/M

Total Asia Pacific Revenue	$41.7	$41.4	1%	(9)%	10%

Europe and Other International Markets:
Risk Management Solutions	$49.7	$46.1	8%	3%	5%
Sales & Marketing Solutions	11.4	10.1	14%	4%	10%
Subtotal Core Revenue	61.1	56.2	9%	3%	6%

Divested and Other Business[1]	0.1	0.2	(45)%	2%	(47)%

Total Europe and Other International Markets Revenue	$61.2	$56.4	9%	4%	5%

International
Risk Management Solutions	$86.4	$81.7	6%	(2)%	8%
Sales & Marketing Solutions	16.4	15.3	8%	1%	7%
Subtotal Core Revenue	102.8	97.0	6%	(2)%	8%

Divested and Other Business[1]	0.1	0.8	(88)%	(2)%	(86)%

Total International Revenue	$102.9	$97.8	5%	(2)%	7%

Total Corporation:
Risk Management Solutions	$249.7	$247.7	1%	(1)%	2%
Sales & Marketing Solutions	132.1	132.5	0%	0%	0%
Subtotal Core Revenue	381.8	380.2	0%	(1)%	1%

Divested and Other Business[1]	0.1	0.8	(88)%	(2)%	(86)%

Total Corporation Revenue	$381.9	$381.0	0%	(1)%	1%

Amounts in millions

North America Risk Management Solutions (Core)
DNBi Subscription Plans[2,6]	$99.5	$104.1	(4)%	0%	(4)%
Non-DNBi Subscription Plans[3]	12.8	14.1	(9)%	0%	(9)%

Total RMS Subscription Plans	112.3	118.2	(5)%	0%	(5)%
Projects and Other Risk Management Solutions[4,6]	51.0	47.8	7%	0%	7%

Total North America Risk Management Solutions (Core)	$163.3	$166.0	(2)%	(1)%	(1)%

North America Sales & Marketing Solutions (Core)
Traditional[5]	$43.6	$46.3	(6)%	0%	(6)%
VAPS	72.1	70.9	2%	0%	2%

Total North America Sales & Marketing Solutions (Core)	$115.7	$117.2	(1)%	0%	(1)%

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited)

	Quarter Ended
Amounts in millions	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013

North America Risk Management Solutions (Core)
DNBi Subscription Plans[2,6]	$99.5	$103.6	$105.3	$105.3	$104.1
Non-DNBi Subscription Plans[3]	12.8	12.9	13.9	14.4	14.1

Total RMS Subscription Plans	112.3	116.5	119.2	119.7	118.2
Projects and Other Risk Management Solutions[4,6]	51.0	65.9	57.5	48.4	47.8

Total North America Risk Management Solutions (Core)	$163.3	$182.4	$176.7	$168.1	$166.0

North America Sales & Marketing Solutions (Core)
Traditional[5]	$43.6	$63.1	$53.2	$41.1	$46.3
VAPS	72.1	120.7	75.9	69.5	70.9

Total North America Sales & Marketing Solutions (Core)	$115.7	$183.8	$129.1	$110.6	$117.2

Notes:

		Quarter Ended
		March 31,

		2014	2013
1	Divested and Other Business:
	North America:
	Risk Management Solutions	$—	$—
	Sales & Marketing Solutions	—	—
	Total Divested and Other Business	$—	$—
	Asia Pacific:
	Risk Management Solutions	$—	$—
	Sales & Marketing Solutions	—	0.6
	Total Divested and Other Business	$—	$0.6
	Europe and Other International Markets:
	Risk Management Solutions	$0.1	$0.2
	Sales & Marketing Solutions	—	—
	Total Divested and Other Business	$0.1	$0.2
	Total Corporation:
	Risk Management Solutions	$0.1	$0.2
	Sales & Marketing Solutions	—	0.6
	Total Divested and Other Business	$0.1	$0.8

2
DNBi subscription plans - interactive, customizable online application that offers our customers real time access to our most complete and up-to-date global DUNSRight information, comprehensive monitoring and portfolio analysis. DNBi subscription plans are contracts that allow customers unlimited use. In these instances, we recognize revenue ratably over the term of the contract.

3
Non-DNBi subscription plans - subscription contracts which provide increased access to our risk management reports and data to help customers increase their profitability while mitigating their risk. The non-DNBi subscription plans allow customers unlimited use. In these instances, we recognize revenue ratably over the term of the contract.

4
Projects and other risk management solutions - all other revenue streams. This includes, for example, our Business Information Report, our Comprehensive Report, our International Report, and D&B Direct.

5	Sales & Marketing Solutions traditional - includes the former Internet Solutions.

6
Within North America, we have reclassified prior year amounts for “DNBi Subscription Plans” and “Projects and Other Risk Management Solutions” to conform to the current year presentation. Total North America Risk Management Solutions remains unchanged. The reclassifications primarily relate to certain adjustments for large customers who have bundled contracts which were previously captured in “Projects and Other Risk Management Solutions” which are now allocated down to specific product level. This change was done to more precisely reflect all revenue adjustments at the product level.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Financial Data (unaudited)

	Quarter Ended
	March 31,		AFX
			% Change
Amounts in millions	2014	2013	Fav/(Unfav)
Operating Costs - GAAP Results:
Operating Expenses	$128.3	$126.2	(2)%
Selling and Administrative Expenses	150.5	146.4	(3)%
Depreciation and Amortization	15.9	18.3	13%
Restructuring Expense	4.9	2.3	N/M

Total Operating Costs - GAAP Results	$299.6	$293.2	(2)%

Capital Expenditures - GAAP Results	$2.3	$3.0	24%

Additions to Computer Software & Other Intangibles - GAAP Results	$9.7	$13.4	27%

Operating Costs - Before Non-Core Gains and Charges:
Operating Expenses	$128.3	$126.1	(2)%
Selling and Administrative Expenses	150.2	144.8	(4)%
Depreciation and Amortization	15.9	18.3	13%
Restructuring Expense	—	—	N/M

Total Operating Costs - Before Non-Core Gains and Charges	$294.4	$289.2	(2)%

	Quarter Ended
	March 31,

Amounts in millions	2014	2013

Operating Expenses - GAAP Results	$128.3	$126.2
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	—	(0.1)

Operating Expenses - Before Non-Core Gains and (Charges)	$128.3	$126.1

Selling and Admin - GAAP Results	$150.5	$146.4
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.3)	(1.6)

Selling and Admin - Before Non-Core Gains and (Charges)	$150.2	$144.8

Depreciation and Amortization - GAAP Results	$15.9	$18.3
None	—	—

Depreciation and Amortization - Before Non-Core Gains and (Charges)	$15.9	$18.3

Restructuring - GAAP Results	$4.9	$2.3
Restructuring	(4.9)	(2.3)

Restructuring - Before Non-Core Gains and (Charges)	$—	$—

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Financial Data (unaudited)

	Quarter Ended

Amounts in millions	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012

Net Debt Position:
Cash and Cash Equivalents	$268.3	$235.9	$214.3	$196.5	$172.8	$149.1
Short-Term Debt	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)
Long-Term Debt	(1,513.8)	(1,516.0)	(1,455.9)	(1,408.0)	(1,302.7)	(1,290.7)

Net Debt	$(1,245.6)	$(1,280.2)	$(1,241.7)	$(1,211.6)	$(1,130.0)	$(1,141.8)

	Year-To-Date

Amounts in millions	Mar 31, 2014	Mar 31, 2013	% Change Fav/(Unfav)

Free Cash Flow:
Net Cash Provided By Operating Activities - GAAP Results	$160.5	$172.3	(7)%
Less:
Capital Expenditures - GAAP Results	2.3	3.0	24%
Additions to Computer Software & Other Intangibles - GAAP Results	9.7	13.4	27%

Free Cash Flow	$148.5	$155.9	(5)%
Legacy Tax Matters (Refund) Payment	—	—	N/M
Free Cash Flow Excluding Legacy Tax Matters	$148.5	$155.9	(5)%

	Year-To-Date

Amounts in millions	Mar 31, 2014	Mar 31, 2013	% Change Fav/(Unfav)

Net Cash Provided By Operating Activities excluding Legacy Tax Matters:
Net Cash Provided By Operating Activities - GAAP Results	$160.5	$172.3	(7)%
Legacy Tax Matters (Refund) Payment	—	—	N/M

Net Cash Provided By Operating Activities Excluding Legacy Tax Matters	$160.5	$172.3	(7)%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 5
Notes to Schedules 1 and 2 (unaudited) and Definitions of Non-GAAP Measures

(1)	The following table reconciles Divested and Other Business included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2014	2013
	Divested and Other Business:
	India Event Planning/Rural Marketing Businesses	$—	$0.6
	Ireland Small Corporate Registry Business	0.1	0.2
	Total Divested and Other Business	$0.1	$0.8

(2)	The following table reconciles Asia Pacific Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2014	2013
	Asia Pacific Operating Income - GAAP Results (Schedule 1)	$6.2	$2.4
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	—	(0.1)
	Asia Pacific Operating Income - Before Non-Core Gains and (Charges) (Schedule 2)	$6.2	$2.5

(3)	The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2014	2013
	Corporate and Other - GAAP Results (Schedule 1)	$(18.6)	$(14.6)
	Restructuring Charges	(4.9)	(2.3)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.3)	(1.6)
	Corporate and Other - Before Non-Core Gains and (Charges) (Schedule 2)	$(13.4)	$(10.7)

(4)	The following table reconciles Total Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2014	2013
	Total Operating Income - GAAP Results	$82.3	$87.8
	Restructuring Charges	(4.9)	(2.3)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.3)	(1.7)
	Total Operating Income - Before Non-Core Gains and (Charges)	$87.5	$91.8

(5)	The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2014	2013
	Other Income (Expense)-Net - GAAP Results (Schedule 1)	$(23.3)	$(1.2)
	Effect of Legacy Tax Matters	(21.6)	0.1
	Other Income (Expense)-Net - Before Non-Core Gains and (Charges) (Schedule 2)	$(1.7)	(1.3)

The Dun & Bradstreet Corporation	Schedule 5
Notes to Schedules 1 and 2 (unaudited) and Definitions of Non-GAAP Measures

Total Pre-Tax Impacts:
(Summarizes the Effects on Operating Income and Other Income (Expense) - Net)
	Quarter Ended
	March 31,
Amounts in millions	2014	2013
Restructuring Charges	$(4.9)	$(2.3)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.3)	(1.7)
Effect of Legacy Tax Matters	(21.6)	0.1
Total Pre-Tax Impacts	$(26.8)	$(3.9)

(6)	The following table reconciles Net Income Attributable to D&B included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
	Amounts in millions	2014	2013

	Net Income Attributable to D&B - GAAP Results (Schedule 1)	$85.3	$52.9

	Restructuring Charges	(3.4)	(1.7)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.2)	(1.1)
	Effect of Legacy Tax Matters	30.7	—

	After-Tax Impact	27.1	(2.8)

	Net Income Attributable to D&B - Before Non-Core Gains and (Charges) (Schedule 2)	$58.2	$55.7

(7)	The following table reconciles Diluted Earnings Per Share Attributable to D&B included in Schedule 1 and Schedule 2:
		Quarter Ended
		March 31,
		2014	2013

	Diluted EPS Attributable to D&B - GAAP Results (Schedule 1)	$2.26	$1.29

	Restructuring Charges	(0.10)	(0.04)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	—	(0.03)
	Effect of Legacy Tax Matters	0.81	—

	Diluted EPS Attributable to D&B - Before Non-Core Gains and (Charges) (Schedule 2)	$1.55	$1.36

N/M - Not Meaningful

The following defines the non-GAAP measures used to evaluate performance:

*Total revenue excluding the revenue of divested and shut-down businesses is referred to as “core revenue.” Core revenue includes the revenue from acquired businesses from the date of acquisition
*Core revenue growth, excluding the effects of foreign exchange, is referred to as “core revenue growth before the effects of foreign exchange.” We also separately, from time to time, analyze core revenue growth before the effects of foreign exchange among two components, “organic core revenue growth” and “core revenue growth from acquisitions”

*Results (such as operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) exclude Restructuring Charges (whether recurring or non-recurring) and certain other items that we consider do not reflect our underlying business performance. We refer to these Restructuring Charges and other items as “non-core gains and (charges)”

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 6
Effects of Divested and Other Businesses on Total Revenue
Amounts in millions

	Quarter Ended March 31, 2013			Quarter Ended June 30, 2013			Quarter Ended September 30, 2013
	Total Revenue	Divested and Other Revenue*	Core Revenue	Total Revenue	Divested and Other Revenue*	Core Revenue	Total Revenue	Divested and Other Revenue*	Core Revenue
North America:
Risk Management Solutions	$166.0	$—	$166.0	$168.1	$—	$168.1	$176.7	$—	$176.7
Sales & Marketing Solutions	117.2	—	117.2	110.6	—	110.6	129.1	—	129.1

Total North America	$283.2	$—	$283.2	$278.7	$—	$278.7	$305.8	$—	$305.8

Asia Pacific:
Risk Management Solutions	$35.6	$—	$35.6	$42.6	$—	$42.6	$38.2	$—	$38.2
Sales & Marketing Solutions	5.8	0.6	5.2	6.7	0.3	6.4	6.2	0.1	6.1

Total Asia Pacific	$41.4	$0.6	$40.8	$49.3	$0.3	$49.0	$44.4	$0.1	$44.3

Europe and Other Int'l Markets:
Risk Management Solutions	$46.3	$0.2	$46.1	$48.6	$0.1	$48.5	$48.6	$0.2	$48.4
Sales & Marketing Solutions	10.1	—	10.1	9.8	—	9.8	12.3	—	12.3

Total Europe and Other Int'l Markets	$56.4	$0.2	$56.2	$58.4	$0.1	$58.3	$60.9	$0.2	$60.7

Total International:
Risk Management Solutions	$81.9	$0.2	$81.7	$91.2	$0.1	$91.1	$86.8	$0.2	$86.6
Sales & Marketing Solutions	15.9	0.6	15.3	16.5	0.3	16.2	18.5	0.1	18.4

Total International	$97.8	$0.8	$97.0	$107.7	$0.4	$107.3	$105.3	$0.3	$105.0

Total Corporation:
Risk Management Solutions	$247.9	$0.2	$247.7	$259.3	$0.1	$259.2	$263.5	$0.2	$263.3
Sales & Marketing Solutions	133.1	0.6	132.5	127.1	0.3	126.8	147.6	0.1	147.5

Total Corporation Revenue	$381.0	$0.8	$380.2	$386.4	$0.4	$386.0	$411.1	$0.3	$410.8

	Quarter Ended December 31, 2013			Full Year Ended December 30, 2013
	Total Revenue	Divested and Other Revenue*	Core Revenue	Total Revenue	Divested and Other Revenue*	Core Revenue
North America:
Risk Management Solutions	$182.4	$—	$182.4	$693.2	$—	$693.2
Sales & Marketing Solutions	183.8	—	183.8	540.7	—	540.7

Total North America	$366.2	$—	$366.2	$1,233.9	$—	$1,233.9

Asia Pacific:
Risk Management Solutions	$38.1	$—	$38.1	$154.5	$—	$154.5
Sales & Marketing Solutions	6.1	—	6.1	24.8	1.0	23.8

Total Asia Pacific	$44.2	$—	$44.2	$179.3	$1.0	$178.3

Europe and Other Int'l Markets:
Risk Management Solutions	$54.8	$0.1	$54.7	$198.3	$0.6	$197.7
Sales & Marketing Solutions	11.5	—	11.5	43.7	—	43.7

Total Europe and Other Int'l Markets	$66.3	$0.1	$66.2	$242.0	$0.6	$241.4

Total International:
Risk Management Solutions	$92.9	$0.1	$92.8	$352.8	$0.6	$352.2
Sales & Marketing Solutions	17.6	—	17.6	68.5	1.0	67.5

Total International	$110.5	$0.1	$110.4	$421.3	$1.6	$419.7

Total Corporation:
Risk Management Solutions	$275.3	$0.1	$275.2	$1,046.0	$0.6	$1,045.4
Sales & Marketing Solutions	201.4	—	201.4	609.2	1.0	608.2

Total Corporation Revenue	$476.7	$0.1	$476.6	$1,655.2	$1.6	$1,653.6

* Divested and Other Businesses Revenue:	Full Year Ended Dec 31, 2013
Asia Pacific
- India - Event Planning/Rural Marketing Businesses	$1.0
Europe and Other International Markets
- Ireland - Small Corporate Registry Business	0.6
Total Divested and Other Businesses Revenue	$1.6

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.